8. Income Taxes: Schedule of Components of the net deferred tax asset (Tables)	12 Months Ended
Dec. 31, 2020
Tables/Schedules
Schedule of Components of the net deferred tax asset

	2020	2019	2018
	$	$	$
Loss Before Taxes	(1,369,470)	(1,702,424)	(558,974)
Statutory rate	21%	21%	21%

Computed expected tax recovery	(287,589)	(357,509)	(117,384)
Non-deductible expenses	(32,631)	51,044	7,946
Change in tax rates	-	-	1,511,910
Change in valuation allowance	320,220	306,465	(1,402,472)

Income tax expense	-	-	-